UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2016

QS

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Fund name change

Prior to April 1, 2016, the Fund was known as QS Legg Mason Strategic Real Return Fund. There was no change in the Fund’s investment objective, policies and strategies as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Strategic Real Return Fund for the six-month reporting period ended March 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective April 1, 2016, QS Investors, LLC replaced QS Legg Mason Global Asset Allocation, LLC and QS Batterymarch Financial Management, Inc. as the adviser and a subadviser to the Fund. The same portfolio managers continue to serve the Fund. Additionally, effective April 1, 2016, the Fund’s name changed from QS Legg Mason Strategic Real Return Fund to QS Strategic Real Return Fund. For more information regarding these changes, please see the prospectus supplement dated February 4, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 29, 2016

II	QS Strategic Real Return Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended March 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s initial reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.5%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in March 2016, unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

QS Strategic Real Return Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended March 31, 2016. The market moved higher over the first two months of the reporting period, as corporate profits often exceeded expectations and investor demand was solid overall. However, the market then reversed course and declined during the next three months of the period. This turnaround was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. The market then rallied sharply in March 2016, as U.S. economic data was generally solid, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. All told, for the six months ended March 31, 2016, the S&P 500 Indexiv gained 8.49%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexv, generated the strongest returns, as they gained 7.75% over the reporting period. In contrast, small-cap stocks generated the lowest returns, with the Russell 2000 Indexvi, rising 2.02%, whereas mid-cap stocks, as measured by the Russell Midcap Indexvii rose 5.94%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 7.45% and 7.15%, respectively, during the six months ended March 31, 2016.

Q. What was the inflationary environment during the reporting period?

A. Inflation was well contained during the reporting period. For the six months ended March 31, 2016, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)x, was 0.08%. The CPI-U less food and energy was 1.23% over the same time frame. U.S. Treasury Inflation-Protected Securities (“TIPS”)xi generated solid results for the six months ended March 31, 2016, as the Barclays U.S. TIPS Indexxii returned 3.79%.

IV	QS Strategic Real Return Fund

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.64%. Its low for the period was 0.57% on October 14, 2015, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.73%. The yield on the ten-year Treasury note began the period at 2.06%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.63% occurred on February 11, 2016. The yield on the ten-year Treasury note ended the period at 1.78%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexxiii, returned 2.44% during the six months ended March 31, 2016.

Q. How did the high-yield bond market perform over the six months ended March 31, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxiv, returned 1.23% for the six months ended March 31, 2016. After a strong start in October 2015, the high-yield market declined during the next three months of the reporting period. This was triggered by a number of factors, including falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply in March 2016. This turnaround occurred as oil prices started to rebound and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xv gained 6.85% during the six months ended March 31, 2016. The asset class posted a strong return in October 2015 but then declined over the next three months of the reporting period due to concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. The asset class then rallied sharply in February and March 2016, as oil prices moved higher, global monetary policy remained accommodative and investor risk appetite improved.

Performance review

For the six months ended March 31, 2016, Class A shares of QS Strategic Real Return Fund, excluding sales charges, returned 0.73%. The Fund’s unmanaged benchmark, the Barclays U.S. TIPS Index, returned 3.79% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 2.04% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 631 funds in the Fund’s Lipper category, and excluding sales charges.

QS Strategic Real Return Fund	V

Investment commentary (cont’d)

Performance Snapshot as of March 31, 2016 (unaudited)
(excluding sales charges)	6 months
QS Strategic Real Return Fund:
Class A	0.73%
Class A2	0.64%
Class C	0.38%
Class I	0.89%
Class IS	0.90%
Barclays U.S. TIPS Index	3.79%
Composite Indexxvi	0.55%
Lipper Flexible Portfolio Funds Category Average[1]	2.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2016, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.43%, 1.80%, 2.25%, 1.25% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of exchange-traded funds (“ETFs”)), dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 631 funds in the Fund’s Lipper category, and excluding sales charges.

VI	QS Strategic Real Return Fund

level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any articular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 29, 2016

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to market and price fluctuations. The Fund is non-diversified, and therefore it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage, which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecast and predictions are inherently limited and should not be relied upon as an indication of actual of future performance.

QS Strategic Real Return Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

xi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

xii	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

xiii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvi

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index.

VIII	QS Strategic Real Return Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2016 and September 30, 2015 and does not include derivatives, such as written options, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

QS Strategic Real Return Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	0.73%	$1,000.00	$1,007.30	1.33%	$6.67	Class A	5.00%	$1,000.00	$1,018.35	1.33%	$6.71
Class A2	0.64	1,000.00	1,006.40	1.53	7.67	Class A2	5.00	1,000.00	1,017.35	1.53	7.72
Class C	0.38	1,000.00	1,003.80	2.08	10.42	Class C	5.00	1,000.00	1,014.60	2.08	10.48
Class I	0.89	1,000.00	1,008.90	1.08	5.42	Class I	5.00	1,000.00	1,019.60	1.08	5.45
Class IS	0.90	1,000.00	1,009.00	0.98	4.92	Class IS	5.00	1,000.00	1,020.10	0.98	4.95

2	QS Strategic Real Return Fund 2016 Semi-Annual Report

[1]	For the six months ended March 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

QS Strategic Real Return Fund 2016 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

March 31, 2016

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 35.4%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	280,496		$328,399
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,311,751		1,520,914
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	336,886		463,832
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	562,744		706,713
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	749,362		1,072,612
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	133,467		193,190
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	142,489		181,995
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	778,896		1,002,484
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	818,824		794,664
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	518,415		580,375
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,197,188		1,158,263
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	339,942		354,540
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	2,398,149		2,440,584
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	673,086		726,626
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	3,033,090		3,098,532
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	876,521		952,862
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	2,488,610		2,540,781
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,027,630		1,104,676
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	2,913,189		3,113,206
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	1,576,665		1,654,820
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	983,889		998,404
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	844,748		859,399
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	2,196,389		2,214,406
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	1,832,364		1,887,359
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,886,526		3,005,521
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,476,626		1,481,702
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	530,111		534,577
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	769,222		786,019
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	6,620,213		6,920,969
Total U.S. Treasury Inflation Protected Securities (Cost — $41,253,517)					42,678,424
Non-U.S. Treasury Inflation Protected Securities — 2.3%
Canada — 0.0%
Government of Canada, Bonds	4.250%	12/1/26	43,310	CAD	48,773
Germany — 2.3%
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/26	1,966,041	EUR	2,443,502	(a)
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/46	200,082	EUR	265,482	(a)
Total Germany					2,708,984
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $2,601,482)					2,757,757

See Notes to Consolidated Financial Statements.

4	QS Strategic Real Return Fund 2016 Semi-Annual Report

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 15.1%
U.S. Government Obligations — 15.1%
U.S. Treasury Bills	0.453%	6/16/16	9,200,000	$9,196,301	(c)
U.S. Treasury Bills	0.453%	9/15/16	9,000,000	8,986,302	(c)
Total U.S. Government & Agency Obligations (Cost — $18,172,758)				18,182,603

			Shares
Common Stocks — 20.5%
Consumer Discretionary — 2.7%
Auto Components — 0.4%
Delphi Automotive PLC			2,200	165,044
Johnson Controls Inc.			3,522	137,252
Magna International Inc.			3,522	151,305
Total Auto Components				453,601
Automobiles — 0.5%
Fuji Heavy Industries Ltd.			5,400	190,111 (b)
Mazda Motor Corp.			8,400	129,796 (b)
Mitsubishi Motors Corp.			17,500	130,703 (b)
Peugeot SA			12,437	212,796 *(b)
Total Automobiles				663,406
Diversified Consumer Services — 0.1%
New Oriental Education & Technology Group Inc., ADR			4,300	148,737
Hotels, Restaurants & Leisure — 0.4%
Brinker International Inc.			2,800	128,660
Jack in the Box Inc.			1,469	93,825
Wyndham Worldwide Corp.			2,862	218,743
Total Hotels, Restaurants & Leisure				441,228
Leisure Products — 0.2%
Vista Outdoor Inc.			4,733	245,690	*
Media — 0.3%
ITV PLC			58,903	203,294 (b)
Starz, Class A Shares			5,349	140,839 *
Total Media				344,133
Specialty Retail — 0.5%
AutoNation Inc.			2,575	120,201 *
Home Depot Inc.			2,400	320,232
Lowe’s Cos. Inc.			2,752	208,464
Total Specialty Retail				648,897

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2016

QS Strategic Real Return Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.3%
Pandora A/S	2,340	$305,144	(b)
Total Consumer Discretionary		3,250,836
Consumer Staples — 1.7%
Beverages — 0.4%
Britvic PLC	15,654	159,313 (b)
Coca-Cola Enterprises Inc.	1,871	94,935
Dr. Pepper Snapple Group Inc.	3,082	275,592
Total Beverages		529,840
Food & Staples Retailing — 0.3%
Alimentation Couche-Tard Inc., Class B Shares	3,000	133,513
Kroger Co.	4,649	177,824
Total Food & Staples Retailing		311,337
Food Products — 0.1%
Ajinomoto Co. Inc.	5,000	112,612	(b)
Household Products — 0.4%
Clorox Co.	1,871	235,858
Reckitt Benckiser Group PLC	2,926	282,552 (b)
Total Household Products		518,410
Personal Products — 0.2%
Kao Corp.	5,400	287,889	(b)
Tobacco — 0.3%
KT&G Corp.	1,541	148,169 (b)
Swedish Match AB	4,582	155,152 (b)
Total Tobacco		303,321
Total Consumer Staples		2,063,409
Energy — 2.0%
Energy Equipment & Services — 0.4%
Cameron International Corp.	3,939	264,110 *
Dril-Quip Inc.	1,750	105,980 *
Petrofac Ltd.	8,900	116,870 (b)
Total Energy Equipment & Services		486,960
Oil, Gas & Consumable Fuels — 1.6%
Exxon Mobil Corp.	1,881	157,233
Formosa Petrochemical Corp.	66,000	189,579 (b)
HollyFrontier Corp.	2,972	104,971
Koninklijke Vopak NV	2,500	124,443 (b)
Marathon Petroleum Corp.	2,642	98,229
Phillips 66	3,291	284,968

See Notes to Consolidated Financial Statements.

6	QS Strategic Real Return Fund 2016 Semi-Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Polskie Gornictwo Naftowe i Gazownictwo SA	97,360	$138,753 (b)
S-Oil Corp.	2,642	226,661 (b)
Tesoro Corp.	2,758	237,216
Valero Energy Corp.	4,725	303,061
Total Oil, Gas & Consumable Fuels		1,865,114
Total Energy		2,352,074
Financials — 4.4%
Banks — 1.6%
Bank of America Corp.	16,070	217,266
Canadian Imperial Bank of Commerce	2,400	179,286
Citigroup Inc.	3,900	162,825
DBS Group Holdings Ltd.	9,000	102,658 (b)
JPMorgan Chase & Co.	6,463	382,739
KeyCorp	10,950	120,888
Lloyds Banking Group PLC	100,000	97,063 (b)
Mizuho Financial Group Inc.	79,500	118,673 (b)
National Bank of Canada	6,200	202,840
Royal Bank of Canada	3,000	172,851
Societe Generale SA	4,843	178,156 (b)
Total Banks		1,935,245
Capital Markets — 0.2%
3i Group PLC	13,761	89,738 (b)
Macquarie Group Ltd.	2,754	138,793 (b)
Total Capital Markets		228,531
Diversified Financial Services — 0.1%
Voya Financial Inc.	3,600	107,172
Insurance — 2.2%
Ageas	2,609	103,514 (b)
Allianz SE, Registered Shares	1,827	297,001 (b)
Allstate Corp.	3,572	240,646
American Financial Group Inc.	3,739	263,113
AXA SA	8,489	199,575 (b)
Axis Capital Holdings Ltd.	1,400	77,644
Dai-ichi Life Insurance Co., Ltd.	11,500	139,111 (b)
Hannover Rueck SE	2,601	302,907 (b)
Hanover Insurance Group Inc.	1,981	178,726
Prudential PLC	10,153	188,311 (b)
SCOR SE	4,943	175,330 (b)

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2016

QS Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
Swiss Life Holding, Registered Shares	844	$224,227 (b)
Swiss Re AG	1,882	173,359 (b)
Travelers Cos. Inc.	991	115,660
Total Insurance		2,679,124
Real Estate Management & Development — 0.3%
China Overseas Land & Investment Ltd.	56,000	177,373 (b)
China Resources Land Ltd.	34,000	87,128 (b)
Country Garden Holdings Co., Ltd.	247,000	97,613 (b)
Total Real Estate Management & Development		362,114
Total Financials		5,312,186
Health Care — 2.0%
Biotechnology — 0.6%
Amgen Inc.	1,321	198,058
Gilead Sciences Inc.	3,161	290,369
United Therapeutics Corp.	1,812	201,911 *
Total Biotechnology		690,338
Health Care Equipment & Supplies — 0.4%
Edwards Lifesciences Corp.	2,019	178,096 *
Hoya Corp.	4,400	167,283 (b)
Teleflex Inc.	1,284	201,601
Total Health Care Equipment & Supplies		546,980
Health Care Providers & Services — 0.7%
Aetna Inc.	1,684	189,197
Anthem Inc.	1,969	273,671
Cardinal Health Inc.	2,862	234,541
Express Scripts Holding Co.	1,800	123,642 *
Total Health Care Providers & Services		821,051
Pharmaceuticals — 0.3%
Shire PLC	1,394	79,860 (b)
Teva Pharmaceutical Industries Ltd., ADR	4,513	241,491
Total Pharmaceuticals		321,351
Total Health Care		2,379,720
Industrials — 1.7%
Aerospace & Defense — 0.7%
Boeing Co.	2,282	289,677
Lockheed Martin Corp.	1,043	231,025
Northrop Grumman Corp.	1,651	326,733
Total Aerospace & Defense		847,435

See Notes to Consolidated Financial Statements.

8	QS Strategic Real Return Fund 2016 Semi-Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Airlines — 0.1%
easyJet PLC	5,471	$118,987	(b)
Electrical Equipment — 0.2%
Vestas Wind Systems A/S	2,862	201,114	(b)
Machinery — 0.2%
Toro Co.	2,418	208,238
Professional Services — 0.1%
Manpowergroup Inc.	2,201	179,205
Road & Rail — 0.4%
Central Japan Railway Co.	1,689	298,575 (b)
West Japan Railway Co.	3,600	221,802 (b)
Total Road & Rail		520,377
Total Industrials		2,075,356
Information Technology — 3.3%
Communications Equipment — 0.6%
Brocade Communications Systems Inc.	28,457	301,075
Cisco Systems Inc.	13,950	397,157
Total Communications Equipment		698,232
Internet Software & Services — 0.2%
VeriSign Inc.	2,091	185,137	*
IT Services — 0.5%
Amdocs Ltd.	2,532	152,983
Computer Sciences Corp.	2,807	96,533
CSRA Inc.	2,807	75,508
Leidos Holdings Inc.	3,742	188,298
NeuStar Inc., Class A Shares	3,742	92,053	*
Total IT Services		605,375
Semiconductors & Semiconductor Equipment — 0.5%
Marvell Technology Group Ltd.	7,264	74,892
NVIDIA Corp.	7,705	274,529
Texas Instruments Inc.	4,403	252,820
Total Semiconductors & Semiconductor Equipment		602,241
Software — 0.5%
Aspen Technology Inc.	3,963	143,183	*
Electronic Arts Inc.	2,862	189,207	*
Microsoft Corp.	5,718	315,805
Total Software		648,195
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.	6,143	669,526

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2016

QS Strategic Real Return Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
FUJIFILM Holdings Corp.	5,800	$228,791	(b)
Samsung Electronics Co., Ltd.	293	336,077	(b)
Total Technology Hardware, Storage & Peripherals		1,234,394
Total Information Technology		3,973,574
Materials — 1.3%
Chemicals — 0.7%
Dow Chemical Co.	3,632	184,723
EMS-Chemie Holding AG, Registered Shares	376	194,553	(b)
Johnson Matthey PLC	3,300	129,660	(b)
LyondellBasell Industries NV, Class A Shares	2,422	207,275
Mosaic Co.	3,300	89,100
Total Chemicals		805,311
Construction Materials — 0.1%
Boral Ltd.	37,424	177,059	(b)
Containers & Packaging — 0.3%
Avery Dennison Corp.	2,972	214,311
International Paper Co.	3,300	135,432
Total Containers & Packaging		349,743
Metals & Mining — 0.1%
Boliden AB	8,035	127,590	(b)
Paper & Forest Products — 0.1%
UPM-Kymmene OYJ	8,365	150,878	(b)
Total Materials		1,610,581
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.6%
AT&T Inc.	6,318	247,476
Nippon Telegraph & Telephone Corp.	6,336	272,433	(b)
Proximus SA	3,700	126,448	(b)
PT Telekomunikasi Indonesia Persero Tbk	569,500	142,751	(b)
Total Diversified Telecommunication Services		789,108
Wireless Telecommunication Services — 0.2%
KDDI Corp.	7,300	194,569	(b)
Total Telecommunication Services		983,677
Utilities — 0.6%
Electric Utilities — 0.3%
Edison International	2,143	154,060
Korea Electric Power Corp.	3,302	173,416	(b)
Total Electric Utilities		327,476

See Notes to Consolidated Financial Statements.

10	QS Strategic Real Return Fund 2016 Semi-Annual Report

QS Strategic Real Return Fund

Security		Shares	Value
Multi-Utilities — 0.1%
National Grid PLC		10,000	$141,678	(b)
Water Utilities — 0.2%
Guangdong Investment Ltd.		176,000	222,871	(b)
Total Utilities			692,025
Total Common Stocks (Cost — $19,967,323)			24,693,438
Investments in Underlying Funds — 20.8%
SPDR S&P 500 ETF Trust		49,036	10,079,840
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares		149,812	12,554,246
Vanguard Total Bond Market ETF		29,352	2,430,052
Total Investments in Underlying Funds (Cost — $19,896,701)			25,064,138
Preferred Stocks — 0.1%
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Companhia Energetica de Sao Paulo (Cost — $188,686)		19,200	84,689

	Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Put @ $118.50 (Cost — $19,705)	4/22/16	92	719
Total Investments before Short-Term Investments (Cost — $102,100,172)			113,461,768

	Rate	Shares
Short-Term Investments — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.225%	89,966	89,966
State Street Institutional Liquid Reserves Fund, Premier Class	0.447%	1,563,625	1,563,625
Total Short-Term Investments (Cost — $1,653,591)			1,653,591
Total Investments — 95.6% (Cost — $103,753,763#)			115,115,359
Other Assets in Excess of Liabilities — 4.4%			5,273,387
Total Net Assets — 100.0%			$120,388,746

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Rate shown represents yield to maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

March 31, 2016

QS Strategic Real Return Fund

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CAD	— Canadian Dollar
ETF	— Exchange Traded Fund
EUR	— Euro
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Put	4/22/16	$118.00	46	$359
U.S. Treasury 10-Year Notes Futures, Call	4/22/16	130.00	31	24,219
U.S. Treasury Long-Term Bonds Futures, Put	4/22/16	163.00	2	1,844
Total Written Options (Premiums received — $21,431)				$26,422

See Notes to Consolidated Financial Statements.

12	QS Strategic Real Return Fund 2016 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

March 31, 2016

Assets:
Investments, at value (Cost — $103,753,763)	$115,115,359
Foreign currency, at value (Cost — $28,612)	29,392
Cash	1,910,994
Deposits with brokers for open futures contracts	2,191,988
Unrealized appreciation on forward foreign currency contracts	1,364,386
Dividends and interest receivable	221,820
Deposits with brokers for written options	3,490
Receivable for Fund shares sold	238
Deposits with brokers for purchased options	95
Prepaid expenses	49,356
Total Assets	120,887,118

Liabilities:
Unrealized depreciation on forward foreign currency contracts	202,889
Payable to broker — variation margin on open futures contracts	85,247
Investment management fee payable	66,105
Written options, at value (premiums received — $21,431)	26,422
Payable for Fund shares repurchased	10,340
Payable for securities purchased	1,788
Trustees’ fees payable	1,357
Service and/or distribution fees payable	919
Accrued expenses	103,305
Total Liabilities	498,372
Total Net Assets	$120,388,746

Net Assets:
Par value (Note 7)	$107
Paid-in capital in excess of par value	137,262,702
Overdistributed net investment income	(7,299,925)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(22,165,137)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	12,590,999
Total Net Assets	$120,388,746

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited) (cont’d)

March 31, 2016

Net Assets:
Class A	$1,268,564
Class A2	$1,344,537
Class C	$443,708
Class I	$915,046
Class IS	$116,416,891

Shares Outstanding:
Class A	113,103
Class A2	121,113
Class C	40,497
Class I	79,998
Class IS	10,309,362

Net Asset Value:
Class A (and redemption price)	$11.22
Class A2 (and redemption price)	$11.10
Class C*	$10.96
Class I (and redemption price)	$11.44
Class IS (and redemption price)	$11.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.90
Class A2 (based on maximum initial sales charge of 5.75%)	$11.78

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

14	QS Strategic Real Return Fund 2016 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended March 31, 2016

Investment Income:
Dividends	$720,607
Return of capital (Note 1(m))	(88,634)
Net Dividends and Distributions	631,973
Less: Foreign taxes withheld	(10,714)
Interest	(260,451)	*
Total Investment Income	360,808

Expenses:
Investment management fee (Note 2)	440,149
Custody fees	41,925
Registration fees	34,496
Audit and tax fees	33,772
Legal fees	21,599
Fund accounting fees	18,980
Commodity pool reports	16,250
Shareholder reports	15,971
Service and/or distribution fees (Notes 2 and 5)	5,840
Trustees’ fees	5,703
Transfer agent fees (Note 5)	5,670
Insurance	1,448
Miscellaneous expenses	5,696
Total Expenses	647,499
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(64,382)
Net Expenses	583,117
Net Investment Loss	(222,309)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,016,470
Futures contracts	(5,312,568)
Written options	137,444
Foreign currency transactions	(553,286)
Net Realized Loss	(4,711,940)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,450,136
Futures contracts	239,351
Written options	(7,251)
Foreign currencies	1,366,243
Change in Net Unrealized Appreciation (Depreciation)	6,048,479
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	1,336,539
Increase in Net Assets from Operations	$1,114,230

*	Includes inflation adjustments of $(334,433) (See Note 1).

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	15

Consolidated statements of changes in net assets

For the Six Months Ended March 31 (unaudited) and the Year Ended September 30, 2015	2016	2015

Operations:
Net investment income (loss)	$(222,309)	$26,974
Net realized loss	(4,711,940)	(18,472,407)
Change in net unrealized appreciation (depreciation)	6,048,479	(2,836,953)
Increase (Decrease) in Net Assets from Operations	1,114,230	(21,282,386)

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	—	(500,003)
Net realized gains	(4,371,056)	(2,104,826)
Decrease in Net Assets from Distributions to Shareholders	(4,371,056)	(2,604,829)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,527,264	24,772,642
Reinvestment of distributions	4,370,748	2,604,619
Cost of shares repurchased	(3,570,903)	(27,733,232)
Increase (Decrease) in Net Assets from Fund Share Transactions	3,327,109	(355,971)
Increase (Decrease) in Net Assets	70,283	(24,243,186)

Net Assets:
Beginning of period	120,318,463	144,561,649
End of period*	$120,388,746	$120,318,463
*Includes overdistributed net investment income of:	$(7,299,925)	$(7,077,616)

See Notes to Consolidated Financial Statements.

16	QS Strategic Real Return Fund 2016 Semi-Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[5]

Net asset value, beginning of period	$11.57	$13.78	$14.20	$14.16	$13.27	$12.73	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.04)	(0.06)	0.04	0.06	0.10	0.18	0.06
Net realized and unrealized gain (loss)	0.12	(1.96)	(0.06)	0.26	0.87	0.87	0.67
Total income (loss) from operations	0.08	(2.02)	(0.02)	0.32	0.97	1.05	0.73

Less distributions from:
Net investment income	—	—	—	(0.22)	(0.07)	(0.51)	—
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.43)	(0.19)	(0.40)	(0.28)	(0.08)	(0.51)	—

Net asset value, end of period	$11.22	$11.57	$13.78	$14.20	$14.16	$13.27	$12.73
Total return[6]	0.73%	(14.82)%	(0.15)%	2.27%	7.39%	8.42%	6.08%

Net assets, end of period (000s)	$1,269	$1,864	$3,697	$5,156	$7,573	$7,201	$17,464

Ratios to average net assets:
Gross expenses[7]	1.48%[8]	1.49%[9]	1.58%[8]	1.52%	1.51%	2.46%	4.81%[8]
Net expenses[7,10,11]	1.33 [8]	1.32 [9]	1.32 [8]	1.32	1.31	1.31	1.26 [8]
Net investment income (loss)	(0.76) [8]	(0.49)	0.32 [8]	0.41	0.75	1.33	0.63 [8]

Portfolio turnover rate	21%	65%	25%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period February 26, 2010 (inception date) to November 30, 2010.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2016[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$11.47	$13.69	$14.13	$14.16	$14.01

Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.06)	0.02	0.03	0.01
Net realized and unrealized gain (loss)	0.11	(1.97)	(0.06)	0.27	0.14
Total income (loss) from operations	0.06	(2.03)	(0.04)	0.30	0.15

Less distributions from:
Net investment income	—	—	—	(0.27)	—
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	—
Total distributions	(0.43)	(0.19)	(0.40)	(0.33)	—

Net asset value, end of period	$11.10	$11.47	$13.69	$14.13	$14.16
Total return[6]	0.64%	(15.07)%	(0.30)%	2.17%	1.07%

Net assets, end of period (000s)	$1,344	$1,435	$1,844	$1,672	$154

Ratios to average net assets:
Gross expenses[7]	1.76%[8]	1.77%	2.08%[8]	1.83%[9]	1.74%[8]
Net expenses[7,10,11]	1.53 [8]	1.53	1.52 [8]	1.49 [9]	1.51 [8]
Net investment income (loss)	(0.92) [8]	(0.50)	0.17 [8]	0.24	1.20 [8]

Portfolio turnover rate	21%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period October 31, 2012 (inception date) to November 30, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

18	QS Strategic Real Return Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[5]

Net asset value, beginning of period	$11.35	$13.63	$14.13	$14.07	$13.22	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.17)	(0.05)	(0.05)	(0.00) [6]	0.08	(0.02)
Net realized and unrealized gain (loss)	0.12	(1.92)	(0.05)	0.26	0.86	0.89	0.68
Total income (loss) from operations	0.04	(2.09)	(0.10)	0.21	0.86	0.97	0.66

Less distributions from:
Net investment income	—	—	—	(0.09)	(0.00) [6]	(0.41)	—
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.43)	(0.19)	(0.40)	(0.15)	(0.01)	(0.41)	—

Net asset value, end of period	$10.96	$11.35	$13.63	$14.13	$14.07	$13.22	$12.66
Total return[7]	0.38%	(15.50)%	(0.74)%	1.49%	6.52%	7.79%	5.50%

Net assets, end of period (000s)	$444	$490	$1,035	$1,260	$1,808	$2,061	$1,013

Ratios to average net assets:
Gross expenses[8]	2.30%[9]	2.32%[10]	2.42%[9]	2.43%	2.45%	3.41%	5.44%[9]
Net expenses[8,11,12]	2.08 [9]	2.07 [10]	2.07 [9]	2.07	2.06	2.06	2.01 [9]
Net investment income (loss)	(1.48) [9]	(1.33)	(0.42) [9]	(0.33)	(0.02)	0.57	(0.22) [9]

Portfolio turnover rate	21%	65%	25%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period February 26, 2010 (inception date) to November 30, 2010.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[9]	Annualized.

[10]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014[3]		2013[4]	2012[4]	2011[4]	2010[5]

Net asset value, beginning of period	$11.77	$14.02	$14.42		$14.19	$13.30	$12.75	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.01)	0.07		0.10	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	0.13	(2.01)	(0.07)		0.26	1.05	1.03	0.70
Total income (loss) from operations	0.10	(2.02)	(0.00)	[6]	0.36	1.01	1.10	0.75

Less distributions from:
Net investment income	—	(0.04)	—		(0.07)	(0.11)	(0.55)	—
Net realized gains	(0.43)	(0.19)	(0.40)		(0.06)	(0.01)	—	—
Total distributions	(0.43)	(0.23)	(0.40)		(0.13)	(0.12)	(0.55)	—

Net asset value, end of period	$11.44	$11.77	$14.02		$14.42	$14.19	$13.30	$12.75
Total return[7]	0.89%	(14.62)%	(0.01)%		2.59%	7.64%	8.76%	6.25%

Net assets, end of period (000s)	$915	$808	$955		$890	$613	$122,282	$823

Ratios to average net assets:
Gross expenses[8]	1.24%[9]	1.24%[10]	1.44%[9]		1.26%[10]	1.22%	1.61%	4.67%[9]
Net expenses[8,11,12]	1.08 [9]	1.08 [10]	1.07	[9]	1.07 [10]	1.06	1.06	1.01 [9]
Net investment income (loss)	(0.45) [9]	(0.05)	0.61	[9]	0.69	(0.32)	0.61	0.50 [9]

Portfolio turnover rate	21%	65%	25%		55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period February 26, 2010 (inception date) to November 30, 2010.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[9]	Annualized.

[10]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

20	QS Strategic Real Return Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$11.62	$13.85	$14.22	$14.19	$12.99

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.01	0.08	0.10	0.15
Net realized and unrealized gain (loss)	0.12	(2.00)	(0.05)	0.26	1.17
Total income (loss) from operations	0.10	(1.99)	0.03	0.36	1.32

Less distributions from:
Net investment income	—	(0.05)	—	(0.27)	(0.12)
Net realized gains	(0.43)	(0.19)	(0.40)	(0.06)	(0.00)	[6]
Total distributions	(0.43)	(0.24)	(0.40)	(0.33)	(0.12)

Net asset value, end of period	$11.29	$11.62	$13.85	$14.22	$14.19
Total return[7]	0.90%	(14.58)%	0.21%	2.60%	10.25%

Net assets, end of period (000s)	$116,417	$115,721	$137,031	$133,765	$123,690

Ratios to average net assets:
Gross expenses[8]	1.08%[9]	1.04%	1.08%[9]	1.09%	1.06%[9]
Net expenses[8,10,11]	0.98 [9]	0.98	0.97 [9]	0.97	0.96	[9]
Net investment income (loss)	(0.36) [9]	0.04	0.70 [9]	0.74	1.16	[9]

Portfolio turnover rate	21%	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	For the period December 1, 2013 through September 30, 2014.

[4]	For the year ended November 30.

[5]	For the period December 15, 2011 (inception date) to November 30, 2012.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2016 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

QS Legg Mason Strategic Real Return Fund (effective April 1, 2016, QS Strategic Real Return Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

22	QS Strategic Real Return Fund 2016 Semi-Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Strategic Real Return Fund 2016 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$42,678,424	—	$42,678,424
Non-U.S. Treasury inflation protected securities	—	2,757,757	—	2,757,757
U.S. government & agency obligations	—	18,182,603	—	18,182,603
Common stocks:
Consumer discretionary	$2,078,992	1,171,844	—	3,250,836
Consumer staples	917,722	1,145,687	—	2,063,409
Energy	1,555,768	796,306	—	2,352,074
Financials	2,421,656	2,890,530	—	5,312,186
Health care	2,132,577	247,143	—	2,379,720
Industrials	1,234,878	840,478	—	2,075,356
Information technology	3,408,706	564,868	—	3,973,574
Materials	830,841	779,740	—	1,610,581
Telecommunication services	247,476	736,201	—	983,677
Utilities	154,060	537,965	—	692,025
Investments in underlying funds	25,064,138	—	—	25,064,138
Preferred stocks	84,689	—	—	84,689
Purchased options	719	—	—	719
Total long-term investments	$40,132,222	$73,329,546	—	$113,461,768
Short-term investments†	1,653,591	—	—	1,653,591
Total investments	$41,785,813	$73,329,546	—	$115,115,359
Other financial instruments:
Futures contracts	352,591	—	—	352,591
Forward foreign currency contracts	—	1,364,386	—	1,364,386
Total other financial instruments	$352,591	$1,364,386	—	$1,716,977
Total	$42,138,404	$74,693,932	—	$116,832,336

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$26,422	—	—	$26,422
Futures contracts	279,821	—	—	279,821
Forward foreign currency contracts	—	$202,889	—	202,889
Total	$306,243	$202,889	—	$509,132

†	See Schedule of Investments for additional detailed categorizations.

24	QS Strategic Real Return Fund 2016 Semi-Annual Report

For the six months ended March 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2016, securities valued at $9,710,762 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

QS Strategic Real Return Fund 2016 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

26	QS Strategic Real Return Fund 2016 Semi-Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

QS Strategic Real Return Fund 2016 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2016, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $229,311. If a

28	QS Strategic Real Return Fund 2016 Semi-Annual Report

contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

QS Strategic Real Return Fund 2016 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) is the Fund’s investment adviser. QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). LMPFA, QS LMGAA, QS Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS LMGAA the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short term instruments allocated to Western Asset. QS LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays QS LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS LMGAA to the Subsidiary. LMPFA pays QS Batterymarch for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an

30	QS Strategic Real Return Fund 2016 Semi-Annual Report

annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s cash management services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for

Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2017, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the six months ended March 31, 2016, fees waived and/or expenses reimbursed amounted to $64,382.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

QS Strategic Real Return Fund 2016 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

Pursuant to these arrangements, at March 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2016	$13,990	$3,934	$5,428	$1,497	$155,116
Expires September 30, 2017	9,563	8,576	3,462	2,799	125,431
Expires September 30, 2018	4,247	3,951	1,753	1,481	91,577
Expires September 30, 2019	1,144	1,586	503	693	60,456
Total fee waivers/expense reimbursements subject to recapture	$28,944	$18,047	$11,146	$6,470	$432,580

For the six months ended March 31, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2016, LMIS and its affiliates retained sales charges of $44 and $663 on sales of the Fund’s Class A and Class A2 shares, respectively. There were no CDSCs paid to LMIS and its affiliates for the six months ended March 31, 2016.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee may have selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees would be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2016, Legg Mason and its affiliates owned 97% of the Fund.

32	QS Strategic Real Return Fund 2016 Semi-Annual Report

3. Investments

During the six months ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligatios were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,238,280	$17,053,377
Sales	8,320,685	17,174,248

At March 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,672,210
Gross unrealized depreciation	(1,310,614)
Net unrealized appreciation	$11,361,596

During the six months ended March 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2015	218	$33,510
Options written	2,273	399,033
Options closed	(2,016)	(374,636)
Options exercised	—	—
Options expired	(396)	(36,476)
Written options, outstanding as of March 31, 2016	79	$21,431

At March 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	271	12/17	$66,748,918	$67,048,789	$299,871
S&P GSCI	288	4/16	23,304,502	23,234,400	(70,102)
U.S. Treasury 10-Year Notes	38	6/16	4,902,124	4,954,844	52,720
					282,489
Contracts to Sell:
90-Day Eurodollar	77	12/16	19,073,612	19,091,188	(17,576)
90-Day Eurodollar	311	12/18	76,580,539	76,739,250	(158,711)
U.S. Treasury 5-Year Notes	16	6/16	1,927,948	1,938,625	(10,677)
U.S. Treasury Long-Term Bonds	11	6/16	1,786,058	1,808,813	(22,755)
					(209,719)
Net unrealized appreciation on open futures contracts					$72,770

QS Strategic Real Return Fund 2016 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

At March 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	60,430,000	USD	515,346	Bank of America, N.A.	4/12/16	$21,751
JPY	72,600,000	USD	618,067	Citibank, N.A.	4/12/16	27,196
JPY	109,380,000	USD	941,859	Citibank, N.A.	4/12/16	30,301
USD	1,348,989	CAD	1,860,000	Citibank, N.A.	4/12/16	(83,196)
USD	927,468	JPY	109,380,000	Citibank, N.A.	4/12/16	(44,693)
AUD	3,306,000	USD	2,456,689	Bank of New York	4/22/16	75,436
CAD	7,557,000	USD	5,660,950	Bank of New York	4/22/16	157,935
CHF	1,273,000	USD	1,289,780	Bank of New York	4/22/16	35,156
EUR	18,764,000	USD	20,801,770	Bank of New York	4/22/16	561,380
GBP	3,021,000	USD	4,261,483	Bank of New York	4/22/16	77,661
JPY	543,400,000	USD	4,787,644	Bank of New York	4/22/16	43,315
MXN	42,710,000	USD	2,376,501	Bank of New York	4/22/16	91,304
NOK	20,590,000	USD	2,399,361	Bank of New York	4/22/16	88,763
NZD	3,582,000	USD	2,361,577	Bank of New York	4/22/16	111,931
SEK	12,740,000	USD	1,534,016	Bank of New York	4/22/16	36,285
USD	50,512	CAD	70,000	Bank of America, N.A.	5/13/16	(3,388)
USD	906,701	JPY	103,613,223	Bank of America, N.A.	5/13/16	(14,942)
EUR	60,000	USD	65,640	Citibank, N.A.	5/13/16	2,714
USD	1,502,860	EUR	1,330,000	Citibank, N.A.	5/13/16	(12,313)
USD	1,164,020	EUR	1,060,000	Citibank, N.A.	5/13/16	(43,562)
USD	11,123	EUR	10,000	Citibank, N.A.	5/13/16	(269)
USD	22,259	EUR	20,000	Citibank, N.A.	5/13/16	(526)
USD	264,879	JPY	29,412,158	Citibank, N.A.	5/13/16	3,258
Total						$1,161,497

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss France
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

34	QS Strategic Real Return Fund 2016 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at March 31, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$719	—	$719
Futures contracts[3]	352,591	—	352,591
Forward foreign currency contracts	—	$1,364,386	1,364,386
Total	$353,310	$1,364,386	$1,717,696

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Written options	$26,422	—	—	$26,422
Futures contracts[3]	209,719	—	$70,102	279,821
Forward foreign currency contracts	—	$202,889	—	202,889
Total	$236,141	$202,889	$70,102	$509,132

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended March 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(130,441)	—	—	$(130,441)
Written options	137,444	—	—	137,444
Futures contracts	(688,662)	—	$(4,623,906)	(5,312,568)
Forward foreign currency contracts[2]	—	$(540,280)	—	(540,280)
Total	$(681,659)	$(540,280)	$(4,623,906)	$(5,845,845)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

QS Strategic Real Return Fund 2016 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(33,987)	—	—	$(33,987)
Written options	(7,251)	—	—	(7,251)
Futures contracts	158,203	—	$81,148	239,351
Forward foreign currency contracts[2]	—	$1,363,976	—	1,363,976
Total	$116,965	$1,363,976	$81,148	$1,562,089

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the six months ended March 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$40,914
Written options	26,459
Futures contracts (to buy)	80,808,871
Futures contracts (to sell)	84,794,733
Forward foreign currency contracts (to buy)	51,295,860
Forward foreign currency contracts (to sell)	2,716,686

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at March 31, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$719	—	$719
Forward foreign currency contracts	1,364,386	—	1,364,386
Total	$1,365,105	—	$1,365,105

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$26,422	$(3,490)	$22,932
Futures contracts[5]	85,247	(85,247)	—
Forward foreign currency contracts	202,889	—	202,889
Total	$314,558	$(88,737)	$225,821

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Assets and Liabilities.

36	QS Strategic Real Return Fund 2016 Semi-Annual Report

[3]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,870	$1,128
Class A2	1,681	2,899
Class C	2,289	492
Class I	—	662
Class IS	—	489
Total	$5,840	$5,670

For the six months ended March 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,144
Class A2	1,586
Class C	503
Class I	693
Class IS	60,456
Total	$64,382

6. Distributions to shareholders by class

	Six Months Ended March 31, 2016	Year Ended September 30, 2015
Net Investment Income:
Class A	—	—
Class A2	—	—
Class C	—	—
Class I	—	$2,522
Class IS	—	497,481
Total	—	$500,003

QS Strategic Real Return Fund 2016 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

	Six Months Ended March 31, 2016	Year Ended September 30, 2015
Net Realized Gains:
Class A	$57,463	$47,011
Class A2	51,513	25,202
Class C	18,211	13,258
Class I	32,701	12,820
Class IS	4,211,168	2,006,535
Total	$4,371,056	$2,104,826

7. Shares of beneficial interest

At March 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,389	$49,667	2,655	$33,471
Shares issued on reinvestment	5,172	57,155	3,593	46,801
Shares repurchased	(57,635)	(649,436)	(113,372)	(1,441,193)
Net decrease	(48,074)	$(542,614)	(107,124)	$(1,360,921)

Class A2
Shares sold	15,095	$168,725	21,486	$272,779
Shares issued on reinvestment	4,709	51,513	1,951	25,202
Shares repurchased	(23,866)	(268,782)	(33,035)	(416,980)
Net decrease	(4,062)	$(48,544)	(9,598)	$(118,999)

Class C
Shares sold	478	$5,508	5,776	$66,741
Shares issued on reinvestment	1,683	18,211	1,032	13,258
Shares repurchased	(4,790)	(51,322)	(39,650)	(495,139)
Net decrease	(2,629)	$(27,603)	(32,842)	$(415,140)

Class I
Shares sold	12,174	$141,707	16,063	$206,765
Shares issued on reinvestment	2,904	32,701	1,160	15,342
Shares repurchased	(3,750)	(41,363)	(16,632)	(214,588)
Net increase	11,328	$133,045	591	$7,519

Class IS
Shares sold	199,419	$2,161,657	1,852,076	$24,192,886
Shares issued on reinvestment	379,043	4,211,168	191,882	2,504,016
Shares repurchased	(225,094)	(2,560,000)	(1,985,150)	(25,165,332)
Net increase	353,368	$3,812,825	58,808	$1,531,570

38	QS Strategic Real Return Fund 2016 Semi-Annual Report

8. Subsequent event

Effective April 1, 2016, QS Investors, LLC replaced QS Legg Mason Global Asset Allocation, LLC and QS Batterymarch Financial Management, Inc. as the adviser and a subadviser to the Fund. The same portfolio managers continue to serve the Fund. Additionally, effective April 1, 2016, the Fund’s name changed from QS Legg Mason Strategic Real Return Fund to QS Strategic Real Return Fund. There were no changes to the Fund’s investment objectives, strategies or policies as a result of the name change.

QS Strategic Real Return Fund 2016 Semi-Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At its November 2015 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the Investment Management Agreement between the Manager and the controlled foreign corporation for the Fund (the “Investment Management Agreement”), the advisory agreement (the “Advisory Agreement”) between QS Legg Mason Global Asset Allocation, LLC (the “Adviser”) and the Manager, the subadvisory agreement among the Manager, the Adviser and Western Asset Management Company (“Western Asset”), the subadvisory agreement among the Manager, the Adviser and ClearBridge Advisors, LLC (“ClearBridge”), the subadvisory agreement among the Manager, the Adviser and QS Batterymarch Financial Management, Inc. (“Batterymarch”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Ltd. (“Western Japan”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Limited (“WAML”) and the subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement. (Each subadvisory agreement is referred to as a “Subadvisory Agreement.”) Western Asset, ClearBridge, Batterymarch, Western Japan and WAML are each referred to herein as a “Subadviser.” (The Management Agreement, Investment Management Agreement, the Advisory Agreement and the Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 15, 2015, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2015 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 4, 2015.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement, the Investment Management Agreement, the Advisory Agreement and each Subadvisory Agreement. The Board considered that although no assets were currently being allocated to Western Asset under the Subadvisory Agreement for the provision of cash management services, the Manager recommended that the Subadvisory Agreement be continued to permit allocation of cash assets to Western Asset at such time

40	QS Strategic Real Return Fund

as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Management and Investment Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Subadvisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and Subadvisers, as applicable, and the Fund’s other service providers and the services rendered by the Adviser and the Subadvisers. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the Adviser’s portfolio management team primarily responsible for the strategic oversight of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and the Subadvisers and the oversight provided by the Manager and/or the Adviser, as applicable. The Board also considered the Adviser’s and the Subadvisers’ brokerage policies and practices, the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board noted that the Adviser does not use soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund to the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its peer group and benchmark and had met with the Fund’s portfolio managers at in-person meetings during the year.

QS Strategic Real Return Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board noted the underperformance for the Fund’s Class IS Shares for the one- and three-year periods ended June 30, 2015, ranking in the fifth quintile (the first quintile being the best performers and the fifth quintile being the worst performers). The Board considered that the Fund had been created to protect investors against inflation and the analysis provided by the Adviser of the reasons for the underperformance of the Fund. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services provided by the Manager, the Adviser and the Subadvisers, respectively. The Board noted that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser and the Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. The Board noted that the Manager, the Adviser and the Subadvisers do not manage other client accounts in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that the Actual and Contractual Management Fees were lower than median (second quintile) and that actual total expenses for the Class IS Shares were the same as the Broadridge expense group median and lower than the expense group average and expense universe median and average.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2015 and 2014, which corresponds to Legg Mason’s fiscal year end. The Board also reviewed certain information showing historical profitability for fiscal years 2012 through 2015. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown,

42	QS Strategic Real Return Fund

whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Among other information, the Board reviewed the management fee reductions due to waivers during the Manager’s 2011 through 2015 fiscal years. Given the asset size of the Fund and the complex, as well as the Contractual Management Fee, the Board concluded that although there were no currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

*  *  *

At its February 2016 meeting, the Fund’s Board of Trustees (the “Board”) approved the subadvisory agreement (the “Agreement”) between Legg Mason Partners Fund Advisor, LLC (the “Manager”) and QS Investors, LLC (“QS”). The Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering the Agreement.

In voting to approve the Agreement, the Board, including the Independent Trustees, considered whether approval of the Agreement would be in the best interests of the Fund and shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. The Board considered that the Fund’s current subadviser, QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), will be combined with QS as of April 1, 2016. The Board also considered that, under the Agreement, the same services would be provided to the Fund by the same portfolio management team, operating under the same compliance policies and procedures and management supervision as under the Agreement with QS LMGAA currently in effect. The Board also took into account that, at its November 2015 meeting, the Board received and considered information regarding, among other things, the nature, extent and quality of services provided to the Fund by QS LMGAA, along with performance information for the Fund. The Board also noted that the contractual terms of the Agreement were the same as the prior agreement in all material respects, including the fee. Based upon its evaluation of all material factors, in particular the information received and considered at its November 2015 meeting, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve the Agreement.

QS Strategic Real Return Fund	43

QS

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Investors, LLC

Subadvisers

ClearBridge Investments, LLC

QS Investors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012787 5/16 SR16-2763

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 20, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 20, 2016